Washington Federal, Inc.
Fact Sheet
December 31, 2022
($ in Thousands)

					Exhibit 99.2

	As of 06/22		As of 09/22		As of 12/22
Allowance for Credit Losses (ACL) - Total	$203,479		$205,308		$208,297
ACL - Loans	170,979		172,808		176,797
ACL - Unfunded Commitments	32,500		32,500		31,500
Total ACL as a % of Gross Loans	1.08%		1.06%		1.03%

	06/22 QTR	06/22 YTD	09/22 QTR	09/22 YTD	12/22 QTR	12/22 YTD
Loan Originations - Total	$2,742,466	$7,104,309	$1,631,884	$8,736,193	$2,042,678	$2,042,678
Multi-Family	181,015	601,460	74,074	675,534	97,490	97,490
Commercial Real Estate	196,663	674,624	206,226	880,850	130,909	130,909
Commercial & Industrial	637,193	2,051,972	517,710	2,569,682	952,699	952,699
Construction	1,050,981	2,123,275	363,112	2,486,387	529,050	529,050
Land - Acquisition & Development	50,035	104,851	70,383	175,234	10,104	10,104
Single-Family Residential	283,061	744,969	147,639	892,608	150,721	150,721
Construction - Custom	248,518	587,077	178,619	765,696	114,191	114,191
Land - Consumer Lot Loans	17,195	52,778	8,953	61,731	4,390	4,390
HELOC	48,640	120,325	51,068	171,393	42,632	42,632
Consumer	29,165	42,978	14,100	57,078	10,492	10,492

Purchased Loans (including acquisitions)	$52,101	$564,584	$—	$564,584	$80,015	$80,015

Net Loan Fee and Discount Accretion	$6,354	$23,395	$5,761	$29,156	$5,659	$5,659

Repayments
Loans	$1,690,945	$5,068,452	$1,125,996	$6,194,448	$1,233,319	$1,233,319
MBS	70,635	239,092	55,751	294,843	48,310	48,310

MBS Premium Amortization (Accretion)	$820	$3,139	$1,248	$4,387	$(157)	$(157)

Efficiency
Operating Expenses/Average Assets	1.72%	1.76%	1.83%	1.78%	1.74%	1.74%
Efficiency Ratio (%)	51.63%	56.13%	49.52%	54.25%	46.78%	46.78%
Amortization of Intangibles	$246	$765	$245	$1,010	$243	$243

EOP Numbers
Shares Issued and Outstanding	65,321,869		65,330,126		65,387,745

Share repurchase information
Remaining shares authorized for repurchase	3,725,874		3,724,344		3,679,499
Shares repurchased	2,446	91,244	1,530	92,774	44,845	44,845
Average share repurchase price	$31.36	$35.20	$31.49	$35.14	$38.53	$38.53

Washington Federal, Inc.
Fact Sheet
December 31, 2022
($ in Thousands)

Tangible Common Shareholders' Book Value	As of 06/22		As of 09/22		As of 12/22
$ Amount	$1,610,857		$1,665,251		$1,715,614
Per Share	24.66		25.49		26.24

# of Employees	2,122		2,132		2,144

Investments
Available-for-sale:
Agency MBS	$908,082		$895,964		$911,835
Other	1,242,650		1,155,073		1,148,002
	$2,150,732		$2,051,037		$2,059,837
Held-to-maturity:
Agency MBS	$477,884		$463,299		$453,443
	$477,884		$463,299		$453,443

	As of 06/22		As of 09/22		As of 12/22
Loans Receivable by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$2,494,594	13.2%	$2,645,801	13.6%	$2,713,331	13.4%
Commercial Real Estate	2,899,057	15.3	3,133,660	16.2	3,237,073	16.0
Commercial & Industrial	2,351,030	12.5	2,350,984	12.1	2,628,131	13.0
Construction	3,896,740	20.6	3,784,388	19.5	4,055,474	20.0
Land - Acquisition & Development	245,233	1.3	291,301	1.5	253,682	1.2
Single-Family Residential	5,652,897	29.9	5,771,862	29.8	6,013,410	29.7
Construction - Custom	943,858	5.0	974,652	5.1	926,126	4.6
Land - Consumer Lot Loans	158,485	0.8	153,240	0.8	148,246	0.7
HELOC	185,427	1.0	203,528	1.0	212,123	1.0
Consumer	73,044	0.4	75,543	0.4	73,115	0.4
	18,900,365	100%	19,384,959	100%	20,260,711	100%
Less:
Allowance for Credit Losses (ACL)	170,979		172,808		176,797
Loans in Process	3,083,573		3,006,023		2,997,839
Net Deferred Fees, Costs and Discounts	80,648		92,564		92,487
Sub-Total	3,335,200		3,271,395		3,267,123
	$15,565,165		$16,113,564		$16,993,588

Net Loan Portfolio by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$2,466,359	15.8%	$2,614,466	16.2%	$2,683,435	15.8%
Commercial Real Estate	2,851,695	18.3	3,085,298	19.1	3,185,927	18.7
Commercial & Industrial	2,289,122	14.7	2,286,192	14.2	2,557,393	15.0
Construction	1,381,376	8.9	1,397,731	8.7	1,611,366	9.5
Land - Acquisition & Development	210,747	1.4	211,337	1.3	182,590	1.1
Single-Family Residential	5,593,232	35.9	5,701,461	35.4	5,942,203	35.0
Construction - Custom	365,485	2.3	393,933	2.4	405,063	2.5
Land - Consumer Lot Loans	151,856	1.0	146,899	0.9	142,936	0.8
HELOC	184,836	1.2	203,551	1.3	212,317	1.2
Consumer	70,457	0.5	72,696	0.5	70,358	0.4
	$15,565,165	100%	$16,113,564	100%	$16,993,588	100%

Washington Federal, Inc.
Fact Sheet
December 31, 2022
($ in Thousands)

	As of 06/22		As of 09/22		As of 12/22
Loans by State	AMOUNT	%	AMOUNT	%	AMOUNT	%
Washington	$5,269,445	33.5%	$5,315,013	32.6%	$5,585,335	32.5%
Idaho	792,013	5.0	815,480	5.0	860,583	5.0
Oregon	2,226,233	14.1	2,236,439	13.8	2,310,548	13.5
Utah	1,452,601	9.2	1,558,368	9.6	1,649,462	9.6
Nevada	644,104	4.1	685,458	4.2	723,099	4.2
Texas	1,881,089	12.0	2,010,558	12.3	2,243,393	13.1
Arizona	2,162,608	13.8	2,322,291	14.3	2,381,143	13.9
New Mexico	686,494	4.4	699,837	4.3	705,213	4.1
Other	621,557	3.9	642,928	3.9	711,609	4.1
Total	$15,736,144	100%	$16,286,372	100%	$17,170,385	100%

Non-Performing Assets	AMOUNT	%	AMOUNT	%	AMOUNT	%
Non-accrual loans:
Multi-Family	$5,944	16.2%	$5,912	17.1%	$5,879	20.1%
Commercial Real Estate	5,024	13.7	4,691	13.6	4,635	15.9
Commercial & Industrial	4,288	11.7	5,693	16.5	906	3.1
Construction	—	—	—	—	—	—
Land - Acquisition & Development	—	—	—	—	—	—
Single-Family Residential	20,184	55.0	17,450	50.5	17,084	58.5
Construction - Custom	900	2.5	435	1.3	435	1.5
Land - Consumer Lot Loans	213	0.6	84	0.2	71	0.3
HELOC	91	0.2	233	0.7	134	0.5
Consumer	35	0.1	36	0.1	36	0.1
Total non-accrual loans	36,679	100%	34,534	100%	29,180	100%
Real Estate Owned	9,656		6,667		6,117
Other Property Owned	4,095		3,353		3,353
Total non-performing assets	$50,430		$44,554		$38,650

Non-accrual loans as % of total net loans	0.24%		0.21%		0.17%
Non-performing assets as % of total assets	0.25%		0.21%		0.18%

Net Charge-offs (Recoveries) by Category	06/22 QTR	CO % (a)	09/22 QTR	CO % (a)	12/22 QTR	CO % (a)
Multi-Family	$—	—%	$—	—%		—%
Commercial Real Estate	(23)	—	(164)	(0.02)	(4)	—
Commercial & Industrial	19	—	258	0.04	50	0.01
Construction	—	—	—	—		—
Land - Acquisition & Development	(10)	(0.02)	(11)	(0.02)	(16)	(0.03)
Single-Family Residential	(252)	(0.02)	(198)	(0.01)	(430)	(0.03)
Construction - Custom	—	—	—	—		—
Land - Consumer Lot Loans	(2)	(0.01)	(1)	—		—
HELOC	(249)	(0.54)	(1)	—	(1)	—
Consumer	(78)	(0.43)	(212)	(1.12)	(88)	(0.48)
Total net charge-offs (recoveries)	$(595)	(0.01)%	$(329)	(0.01)%	$(489)	(0.01)%
(a) Annualized Net Charge-offs (recoveries) divided by Gross Balance

Washington Federal, Inc.
Fact Sheet
December 31, 2022
($ in Thousands)

	As of 06/22			As of 09/22			As of 12/22
Deposits & Branches by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$7,040,668	44.2%	76	$7,209,123	45.0%	72	$7,347,752	46.0%	72
Idaho	1,073,221	6.7	22	1,052,550	6.6	22	1,015,195	6.4	22
Oregon	3,007,716	18.8	36	2,878,933	18.0	36	2,779,517	17.4	36
Utah	772,487	4.8	9	802,635	5.0	9	949,557	5.9	9
Nevada	525,675	3.3	9	534,655	3.3	9	504,855	3.2	9
Texas	553,379	3.5	6	562,192	3.5	6	518,773	3.3	5
Arizona	1,667,742	10.4	28	1,625,957	10.1	28	1,544,363	9.7	28
New Mexico	1,324,732	8.3	23	1,363,525	8.5	19	1,300,023	8.1	19
Total	$15,965,620	100%	209	$16,029,570	100%	201	$15,960,035	100%	200

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-Interest Checking	$3,269,773	20.5%		$3,266,734	20.4%		$3,070,895	19.2%
Interest Checking	3,472,402	21.7		3,497,795	21.8		3,971,814	24.9
Savings	1,069,801	6.7		1,059,093	6.6		1,002,034	6.3
Money Market	4,856,275	30.4		4,867,905	30.4		4,503,089	28.2
Time Deposits	3,297,369	20.7		3,338,043	20.8		3,412,203	21.4
Total	$15,965,620	100%		$16,029,570	100%		$15,960,035	100%

Deposits greater than $250,000 - EOP	$7,463,761			$7,400,474			$7,428,442

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$850,894	0.42%		$978,004	0.56%		$1,009,481	0.96%
From 4 to 6 months	894,688	0.40%		966,800	0.72%		523,602	1.06%
From 7 to 9 months	681,182	0.56%		353,053	0.56%		490,001	1.28%
From 10 to 12 months	327,193	0.53%		457,627	0.85%		726,764	1.64%

FHLB Advances (Effective Maturity)	Amount	Rate		Amount	Rate		Amount	Rate
Within 1 year	$500,000	1.95%		$1,025,000	3.06%		$1,975,000	4.31%
1 to 3 years	300,000	1.94%		200,000	2.18%		200,000	2.19%
3 to 5 years	100,000	1.80%		100,000	1.92%		100,000	1.87%
More than 5 years	800,000	0.87%		800,000	0.67%		800,000	0.65%
Total	$1,700,000			$2,125,000			$3,075,000

Interest Rate Risk
NPV post 200 bps shock (b)		12.1%			12.6%			11.2%
Change in NII after 200 bps shock (b)		3.9%			1.9%			0.4%
(b) Assumes no balance sheet management actions taken.

Washington Federal, Inc.
Fact Sheet
December 31, 2022
($ in Thousands)

Historical CPR Rates (c)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

12/31/2020	35.9%	47.2%
3/31/2021	36.0%	44.1%
6/30/2021	31.8%	42.7%
9/30/2021	28.4%	38.3%
12/31/2021	25.0%	35.3%
3/31/2022	18.4%	28.6%
6/30/2022	13.1%	20.9%
9/30/2022	8.1%	14.7%
12/31/2022	6.3%	12.6%

(c) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

Washington Federal, Inc.
Fact Sheet
December 31, 2022
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	June 30, 2022			September 30, 2022			December 31, 2022
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$15,350,905	$149,113	3.90%	$15,812,170	$174,710	4.38%	$16,580,235	$203,946	4.88%
Mortgage-backed securities	1,416,212	8,618	2.44	1,369,326	8,263	2.39	1,368,759	10,613	3.08
Cash & investments	2,056,387	8,281	1.62	1,658,428	13,735	3.29	1,592,201	17,486	4.36
FHLB & FRB Stock	78,305	1,136	5.82	81,196	1,225	5.99	117,899	1,374	4.62

Total interest-earning assets	18,901,809	167,148	3.55%	18,921,120	197,933	4.15%	19,659,094	233,419	4.71%
Other assets	1,383,146			1,434,300			1,500,892
Total assets	$20,284,955			$20,355,420			$21,159,986

Liabilities and Shareholders' Equity
Interest-bearing customer accounts	$12,852,849	9,284	0.29%	$12,693,024	17,071	0.53%	$12,611,624	31,646	1.00%
FHLB advances	1,705,824	6,118	1.44	1,778,098	7,243	1.62	2,695,652	18,974	2.79
Other borrowings	—	—	—	38	—	2.49	—	—	—

Total interest-bearing liabilities	14,558,673	15,402	0.42%	14,471,160	24,314	0.67%	15,307,276	50,620	1.31%
Noninterest-bearing customer accounts	3,278,346			3,331,065			3,245,264
Other liabilities	238,842			291,108			304,240
Total liabilities	18,075,861			18,093,333			18,856,780
Stockholders’ equity	2,209,094			2,262,087			2,303,206
Total liabilities and equity	$20,284,955			$20,355,420			$21,159,986

Net interest income/interest rate spread		$151,746	3.12%		$173,619	3.48%		$182,799	3.40%

Net interest margin (1)			3.22%			3.64%			3.69%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
December 31, 2022
Delinquency Summary
($ in Thousands)

TYPE OF LOANS				# OF LOANS				% based		% based
	#LOANS	AVG Size	LOANS AMORTIZED COST	30	60	90	Total	on #	$ Delinquent	on $
December 31, 2022
Multi-Family	1,141	2,363	$2,695,759				—	—%	$—	—%
Commercial Real Estate	1,208	2,660	3,213,308	1	1	4	6	0.50	1,049	0.03
Commercial & Industrial (1)	2,237	1,172	2,621,266	20	7	18	45	2.01	1,246	0.05
Construction	630	2,599	1,637,499	2			2	0.32	934	0.06
Land - Acquisition & Development	110	1,738	191,162				—	—	—	—
Single-Family Residential	19,375	308	5,967,678	30	9	57	96	0.50	21,296	0.36
Construction - Custom	1,091	374	408,563			1	1	0.09	435	0.11
Land - Consumer Lot Loans	1,238	119	147,078	1		1	2	0.16	109	0.07
HELOC	3,971	54	214,904	9		6	15	0.38	2,249	1.05
Consumer	1,951	38	73,168	10	5	15	30	1.54	391	0.53
	32,952	521	$17,170,385	73	22	102	197	0.60%	$27,709	0.16%

September 30, 2022
Multi-Family	1,135	2,314	$2,626,479	—	—	—	—	—%	$—	—%
Commercial Real Estate	1,211	2,569	3,111,112	2	1	4	7	0.58	1,056	0.03
Commercial & Industrial	2,338	1,002	2,343,403	1	16	28	45	1.92	6,612	0.28
Construction	684	2,082	1,423,891	—	—	—	—	—	—	—
Land - Acquisition & Development	120	1,863	223,616	—	—	—	—	—	—	—
Single-Family Residential	19,218	298	5,726,979	19	8	60	87	0.45	17,983	0.31
Construction - Custom	1,233	322	397,343	—	—	1	1	0.08	435	0.11
Land - Consumer Lot Loans	1,277	119	151,945	—	1	1	2	0.16	199	0.13
HELOC	3,862	53	206,033	4	2	8	14	0.36	428	0.21
Consumer	2,025	37	75,571	14	3	11	28	1.38	214	0.28
	33,103	492	$16,286,372	40	31	113	184	0.56%	$26,927	0.17%

June 30, 2022
Multi-Family	1,124	2,205	$2,478,932	—	—	—	—	—%	$—	—%
Commercial Real Estate	1,183	2,432	2,876,995	—	—	5	5	0.42	351	0.01
Commercial & Industrial	2,506	935	2,344,046	5	6	28	39	1.56	16,421	0.70
Construction	719	1,957	1,407,211	—	—	—	—	—	—	—
Land - Acquisition & Development	125	1,784	222,974	—	—	—	—	—	—	—
Single-Family Residential	19,115	294	5,619,448	22	7	69	98	0.51	22,189	0.39
Construction - Custom	1,263	292	368,839	—	—	2	2	0.16	900	0.24
Land - Consumer Lot Loans	1,312	120	157,076	1	—	2	3	0.23	383	0.24
HELOC	3,665	51	187,469	3	3	4	10	0.27	202	0.11
Consumer	2,117	35	73,154	8	1	11	20	0.94	252	0.34
	33,129	475	$15,736,144	39	17	121	177	0.53%	$40,698	0.26%